                                                                   W G & M DRAFT
                                                                    1/26/94



                             INTERCREDITOR AGREEMENT


          This Intercreditor Agreement (this "Agreement") is made as of ___________ __, 1994, by and among Resorts International Hotel Financing, Inc., a New Jersey corporation (the "Company"), Resorts International Hotel, Inc., a Delaware corporation ("RIH"), Resorts International, Inc., a Delaware corporation ("RII"), GGRI, Inc., a Delaware corporation ("GGRI"), State Street Bank and Trust Company of Connecticut, National Association, as Mortgage Note Trustee, U.S. Trust Company of California, N.A., as Junior Mortgage Note Trustee, and any lenders (or trustees or agents on behalf of any lenders, including without limitation the Senior Secured Note Trustee) which provide additional facilities (such Mortgage Note Trustee, Junior Mortgage Note Trustee and other lenders (or trustees or agents on behalf of any such lenders, including without limitation the Senior Secured Note Trustee), being hereinafter referred to individually as a "Trustee" and collectively as the "Trustees"), which may be required by the Indentures for the Senior Secured Notes, the Mortgage Notes or the Junior Mortgage Notes to be included in the Intercreditor Agreement (the "Additional Facilities," and together with the Senior Secured Notes, the Mortgage Notes and the Junior Mortgage Notes, the "Credit Facilities").


                              W I T N E S S E T H:


          WHEREAS, the Company and the Mortgage Note Trustee are parties to the Mortgage Note Indenture, which is dated as of the date hereof;

          WHEREAS, the Company and the Junior Mortgage Note Trustee are parties to the Junior Mortgage Note Indenture, which is dated as of the date hereof;

          WHEREAS, it is contemplated that on or prior to ________________ __, 1995 [the first anniversary of the date of this Agreement] the Company and the Senior Secured Note Trustee may enter into the Senior Secured Note Indenture;

          WHEREAS, Additional Facilities are contemplated by this Agreement, and the designations of these Additional Facilities as either Class 1 Facilities, Class 2 Facilities or Class 3 Facilities
     (i) will be indicated on the signature page(s) to this Agreement which must be executed by the lenders (or any trustees or agents on behalf of any lenders) which provide such Additional Facilities and (ii) must be consented to by all other Creditor Parties to this Agreement at the time of the execution of such signature page(s) (it being understood that such consent will be given in connection with any Additional Facility which represents a refunding or refinancing of an existing Class 1 Facility, Class 2 Facility or Class 3 Facility if (i) such Additional Facility does not involve the incurrence of additional Indebtedness by the



















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     Company or any Affiliate thereof other than as permitted by all applicable Indentures and (ii) such Additional Facility will (A) with respect to any collateral therefor, be of the same class or a higher-numbered class as the Credit Facility that was refinanced or refunded thereby and (B) be PARI PASSU with, or subordinated in right of payment to, all remaining Indebtedness under any other Credit Facilities);

          WHEREAS, the respective obligations of the Company and its Affiliates to the Creditor Parties under the Indentures and any guarantees relating thereto, are to be secured by, inter alia, liens in the Shared Collateral; and

          WHEREAS, the Company, RII, RIH and GGRI have agreed to become parties hereto as a material inducement to the Creditor Parties to enter into the Credit Facilities, whether such Credit Facilities are entered into on or after the date hereof;

          WHEREAS, the parties hereto desire to set forth their understanding with respect to the respective interests in and to the Shared Collateral;

          NOW, THEREFORE, the Company, RIH, RII, GGRI and each of the Creditor Parties agree as follows:

          SECTION 1. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

          "ADDITIONAL FACILITIES" has the meaning set forth in the introductory recital to this Agreement, and shall be deemed to include, without limitation, any refunding or refinancing of any existing Class 1 Facility, Class 2 Facility or Class 3 Facility with Indebtedness (the incurrence and existence of which is permitted by all applicable indentures).

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C. 101 ET SEQ.), as amended from time to time and any successor statute.
















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               "CLASS 1 CREDITOR" means any lenders (or trustees or agents on behalf of any lenders) under any Class 1 Facility.

          "CLASS 1 FACILITY" OR "CLASS 1 FACILITIES" means the Senior Secured Notes, all guarantees thereof and all intercompany obligations pledged as collateral therefor and any other Additional Facilities ranking, with respect to their rights against any collateral pledged as security therefor, on a parity therewith, as permitted by the applicable Indentures.

          "CLASS 1 FACILITY DEBT" means all Indebtedness the payment of which is secured, INTER ALIA, by that certain Mortgage Securing RIH Senior Secured Promissory Note, to be executed on or prior to ___________ __, 1995 by and between RIH and the Company, or by that certain Mortgage Securing Guaranty of Senior Secured Notes due 2002, to be executed on or prior to __________ __, 1995, by and between RIH and the Class 1 Creditors and all other Indebtedness owed under any Class 1 Facilities, including without limitation Indebtedness under any mortgage securing a Class 1 Facility.

          "CLASS 2 CREDITOR" means any lenders (or trustees or agents on behalf of any lenders) under any Class 2 Facility.

          "CLASS 2 FACILITY" OR "CLASS 2 FACILITIES" means the Mortgage Notes, all guarantees thereof and all intercompany obligations pledged as collateral therefor and any other Additional Facilities ranking, with respect to their rights against any collateral pledged as security therefor, on a parity therewith, as permitted by the applicable Indentures.

          "CLASS 2 FACILITY DEBT" means all Indebtedness the payment of which is secured, INTER ALIA, by that certain Mortgage Securing RIH Promissory Note, dated as of the date hereof by and between RIH and the Company, or by that certain Mortgage Securing Guaranty of Notes due 2003, dated as of the date hereof by and between RIH and State Street Bank and Trust Company of Connecticut, National Association and all other Indebtedness owed under any Class 2 Facilities, including without limitation Indebtedness under any mortgage securing a Class 2 Facility.

          "CLASS 3 CREDITOR" means any lenders (or trustees or agents on behalf of any lenders) under any Class 3 Facility.

          "CLASS 3 FACILITY" OR "CLASS 3 FACILITIES" means the Junior Mortgage Notes, all guarantees thereof and all intercompany obligations pledged as collateral therefor and any other Additional Facilities ranking, with respect to their rights against any collateral pledged as security therefor, on a parity therewith, as permitted by the applicable Indentures.













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          "CLASS 3 FACILITY DEBT" means all Indebtedness the payment of which is secured, INTER ALIA, by that certain Mortgage securing RIH Junior Promissory Note, dated as of the date hereof, by and between RIH and the Company, or by that certain Mortgage securing Guaranty of Junior Notes due 2004, dated as of the date hereof, by and between RIH and U.S. Trust Company of California, N.A. and all other Indebtedness owed under any Class 3 Facilities, including without limitation Indebtedness under any mortgage securing a Class 3 Facility.

          "COMPANY" means Resorts International Hotel Financing, Inc., a Delaware corporation.

          "CREDIT FACILITIES" has the meaning set forth in the introductory recital to this Agreement.

          "CREDITOR PARTIES" means, collectively, the Senior Secured Note Trustee, Mortgage Note Trustee, Junior Mortgage Note Trustee (who shall act, in each case, on behalf of the Class 1, Class 2 or Class 3 Creditors whom they represent) and any other Class 1 Creditors, Class 2 Creditors or Class 3 Creditors who may become parties to this Agreement (or trustees or agents entitled to act on behalf of such parties).

          "GGRI, INC." means GGRI, Inc., a Delaware corporation, which is a guarantor under the Senior Secured Notes.

          "INDEBTEDNESS" means as applied to any Person, without duplication, any indebtedness, exclusive of deferred taxes, (a) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (b) evidenced by bonds, notes, debentures or similar instruments or letters of credit; (c) representing the balance deferred and unpaid of the purchase price of any property, if and to the extent such indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP (but excluding trade accounts payable arising in the ordinary course of business that are not overdue by more than 90 days or are being contested by such Person in good faith); (d) any capitalized lease obligations of such Person; and (e) Indebtedness of others guaranteed by such Person, including, without limitation, every obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; PROVIDED, HOWEVER, that the guaranty by any Person shall














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     not include endorsements by such Person for collection or deposit, in either case in the ordinary course of business.

          "INDENTURES" means, collectively, the Senior Secured Note Indenture, the Mortgage Note Indenture and the Junior Mortgage Note Indenture, as amended, restated, supplemented or otherwise modified from time to time.

          "INSOLVENCY OR LIQUIDATION PROCEEDING" means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Company, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Company, (c) any liquidation, dissolution, reorganiza-tion or winding up of the Company whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (d) any assign-ment for the benefit of creditors or any other marshalling of assets and liabilities of the Company.

          "JUNIOR MORTGAGE NOTE INDENTURE" means that certain Indenture, dated as of the date hereof, by and among the Company, RIH and U.S. Trust Company of California, N.A., as Trustee, pursuant to which the Junior Mortgage Notes were issued, as originally executed and as it may from time to time be supplemented, modified or amended by one or more indentures or other instruments supplemental thereto entered pursuant to the applicable provisions thereof.

          "JUNIOR MORTGAGE NOTE TRUSTEE" means the Trustee under the Junior Mortgage Note Indenture (currently, U.S. Trust Company of California, N.A.).

          "JUNIOR MORTGAGE NOTES" means the 11.375% Junior Mortgage Notes due June 15, 2004 of the Company issued pursuant to the Junior Mortgage Note Indenture, including, without limitation, any Additional Notes (as defined in the Junior Mortgage Note Indenture).

          "MORTGAGES" means any mortgage securing any of the respective Secured Obligations and includes, without limitation, the Junior Mortgage Documents, the Mortgage Documents and the Mortgage Notes, the Mortgage Documents (as such terms are defined in the Senior Secured
     Note Indenture, in the form attached as Annex A to that certain Note Purchase Agreement, dated the date hereof, by and among the Company, RII, RIH, GGRI and Fidelity Management & Research Company) and any mortgage securing any Additional Facility.

          "MORTGAGE NOTE INDENTURE" means that certain Indenture dated as of the date hereof, by and among the Company, RIH and State Street Bank of Connecticut, National Association, as Trustee, pursuant to which the Mortgage Notes were issued, as originally
















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     executed or as it may from time to time be supplemented, modified or amended by one or more indentures or other instruments supplemental thereto entered pursuant to the applicable provisions thereof.

          "MORTGAGE NOTES" means the 11% Mortgage Notes due September 15, 2003 issued pursuant to the Mortgage Note Indenture.

          "MORTGAGE NOTE TRUSTEE" means the Trustee under the Mortgage Note Indenture (currently, State Street Bank of Connecticut, National Association).

          "PERSON" means any corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or any other entity or government or any agency or political subdivision thereof.

          "RIH" means Resorts International Hotel, Inc., a New Jersey corporation which is a guarantor under the Secured Facilities and issuer of the secured intercompany notes to the Company collaterally assigned to each respective Trustee.

          "RII" means Resorts International, Inc., a Delaware corporation which is a guarantor under the Senior Secured Notes and an issuer of any secured intercompany notes which may be issued to RIH and assigned by RIH to the Senior Secured Note Trustee as collateral for the Senior Secured Notes.

          "SECURED OBLIGATIONS" means, collectively, (i) the Class 1 Facility Debt, (ii) the Class 2 Facility Debt and (iii) the Class 3 Facility Debt, in each case, as in existence at the relevant time.

          "SECURITY DOCUMENTS" means any instruments or documents securing any Secured Obligation.

          "SENIOR SECURED NOTE INDENTURE" means that certain Indenture, which may be executed on or prior to _________ __, 1995, by and among the Company, RIH, RII, GGRI and the Class 1 Creditors who are parties thereto (or by Persons acting on their behalf), pursuant to which the Company's Senior Secured Notes due 2002 may be issued, as originally executed or as it may from time to time be supplemented, modified or amended by one or more indentures or other instruments supplemental thereto entered pursuant to the applicable provisions thereof.

          "SENIOR SECURED NOTES" means the 11% Senior Secured Notes due July 15, 2002 issued pursuant to the Senior Secured Loan Indenture.


















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          "SENIOR SECURED NOTE TRUSTEE" means the Trustee under the Senior
     Secured Note Indenture.

          "SHARED COLLATERAL" means all real property and improvements thereon constituting Merv Griffin's Resorts Casino Hotel in
     Atlantic City, New Jersey and all other assets and properties of the Company with respect to which the Company has granted a lien to more than one of the Trustees.

          "TRUSTEE" or "TRUSTEES" has the meaning set forth in the first paragraph to this Agreement.

          "UCC" means the Uniform Commercial Code as the same, from time to time, may be in effect in the State of New Jersey; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Company's se-curity interest in any Shared Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New Jersey, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          SECTION 2. PRIORITY OF RIGHTS; PRIORITY OF CERTAIN DISTRIBUTIONS OF PROCEEDS.

               A. PRIORITY. Notwithstanding any statement contained in any instrument or document to the contrary, including without limitation the Security Documents, but subject to the provisions of the second sentence of Section 17, notwithstanding the time, order or method of attachment or perfection of any security interest or lien granted by any instrument or document or the time or order of filing or recording of any financing statement or other evidence of any security interest or lien, and notwithstanding anything contained in any such filing or agreement to which the Company or any Affiliate thereof or any Trustee or agent for them may now or hereafter be a party, the Creditor Parties agree among themselves, and for the benefit of the holders of the Secured Obligations, that:

               (a) The liens on and the security interests in the Shared Collateral created on behalf of each and every Creditor Party securing any Indebtedness under any Class 3 Facility are and shall be in all respects absolutely and unconditionally (i) subject and subordinate to the liens on and security interests in the Shared Collateral for the benefit of every Creditor Party securing any Indebtedness under any Class 1 Facility or any Class 2 Facility to the full extent of any and all Class 1 Facility Debt and Class 2 Facility Debt outstanding, unpaid or unsatisfied at any time and from time to time and (ii) PARI PASSU with any liens on and security interests in the Shared














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          Collateral for the benefit of each and every Creditor Party securing any Indebtedness under any other Class 3 Facility to the full extent of the Class 3 Facility Debt outstanding, unpaid or unsatisfied at any time and from time to time. Each of the Class 3 Creditors agrees that (1) if and so long as any Class 1 Facility Debt or Class 2 Facility Debt or any commitment to extend any Class 1 Facility Debt or Class 2 Facility Debt remains outstanding, unpaid or unsatisfied such Class 3 Creditor, without demand or request being made upon it, will turn over to the Creditor Parties with any liens on or security interests in the Shared Collateral securing any Indebtedness under any Class 1 Facility, any Shared Collateral that may come into the possession, custody or control of such Class 3 Creditor, whether from the issuer, any guarantor, any other Trustee or otherwise, or if there is no Creditor Party with any liens on or security interests in the Shared Collateral securing any Indebtedness under any Class 1 Facility at such time, then to the Creditor Parties with any liens on or security interests in the Shared Collateral securing any Indebtedness under any Class 2 Facility and (2) if no Class 1 Facility Debt and Class 2 Facility Debt and no commitment to extend any Class 1 Facility Debt or Class 2 Facility Debt is outstanding, unpaid or unsatisfied, such Class 3 Creditor will share any Shared Collateral which may come into the possession, custody or control of such Class 3 Creditor, whether from the issuer, any guarantor, any other Trustee or otherwise, with all other Creditor Parties with any liens on or security interests in the Shared Collateral securing Indebtedness under all other Class 3 Facilities on a PARI PASSU basis.
               (b) The liens on and the security interests in the Shared Collateral created on behalf of each and every Creditor Party securing any Indebtedness under any Class 2 Facility are and shall be in all respects absolutely and unconditionally (i) subject and subordinate to the liens on and security interests in the Shared Collateral for the benefit of every Creditor Party securing any Indebtedness under any Class 1 Facility to the full extent of any and all Class 1 Facility Debt outstanding, unpaid or unsatisfied at any time and from time to time, (ii) PARI PASSU with the liens on and security interests in the Shared Collateral for the benefit of each and every Creditor Party securing any indebtedness under any other Class 2 Facility to the full extent of the Class 2 Facility Debt outstanding, unpaid or unsatisfied at any time and from time to time and (iii) senior to the liens on and security interests in the Shared Collateral created on behalf of each and every Creditor Party securing any Indebtedness under any Class 3 Facility to the full extent of any and all Class 3 Facility Debt outstanding, unpaid or unsatisfied at any time and from time to time. Each of the Class 2 Creditors agrees that (1) if and so long as any Class 1 Facility Debt or any commitment to extend any Class 1 Facility Debt remains outstanding, unpaid or unsatisfied, such Class 2 Creditor Party, without demand or request being made upon



















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          it, will turn over to the Creditor Parties with any liens on or security interests in the Shared Collateral securing any Indebtedness under any Class 1 Facility any Shared Collateral which may come into the possession, custody or control of such Class 2 Creditor, whether from the issuer, any guarantor, any other Trustee or otherwise, and (2) if no Class 1 Facility Debt and no commitment to extend any Class 1 Facility Debt is outstanding, unpaid or unsatisfied, such Class 2 Creditor will share any Shared Collateral which may come into the possession, custody or control of such Class 2 Creditor, whether from the issuer, any guarantor, any other Trustee or otherwise, with all other Creditor Parties with any liens on or security interests in the Shared Collateral securing any Indebtedness under all other Class 2 Facilities on a PARI PASSU basis.
               (c) The liens on and the security interests in the Shared Collateral created on behalf of each and every Creditor Party securing any Indebtedness under any Class 1 Facility are and shall be in all respects absolutely and unconditionally (i) PARI
     PASSU with any other liens on and security interests in the Shared Collateral for the benefit of every Creditor Party securing any Indebtedness under any Class 1 Facility to the full extent of the Class 1 Facility Debt outstanding, unpaid or unsatisfied at any time and from time to time and (ii) senior to the liens on and security interests in the Shared Collateral for the benefit of every Creditor Party securing any Indebtedness under any Class 2 Facility or any Creditor Party securing any Indebtedness under any Class 3 Facility to the full extent of the Class 1 Facility Debt outstanding, unpaid or unsatisfied at any time and from time to time. Each of the Class 1 Creditors agrees that it will share any Shared Collateral which may come into its possession, custody or control, whether from the issuer, any guarantor, any other Trustee or otherwise, with other Creditor Parties with any liens on or security interests in the Shared Collateral securing Indebtedness under all other Class 1 Facilities on a PARI PASSU basis.

               B. PROCEEDS. All proceeds of any sale or other disposition of collateral, insurance proceeds, condemnation awards and similar amounts will be applied in accordance with relative priorities of liens as set forth in Section 2A. Each of the Creditor Parties with any liens on or security interests in the Shared Collateral securing any Indebtedness under any of the Class 1 Facilities, Class 2 Facilities or Class 3 Facilities who receives possession, custody or control over any payments in violation of the terms of this Section 2B (whether from the issuer, any guarantor, any other Trustee or otherwise) will, without demand or request being made upon it, promptly turn over any such payments in accordance with the terms hereof.





















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               C.   CAPACITY.  When this Agreement speaks of a Creditor
     Party as a Class 1 Creditor, Class 2 Creditor or Class 3 Creditor, it shall be deemed to apply to such Creditor Party only in its capacity as such Class 1 Creditor, Class 2 Creditor or Class 3 Creditor, regardless of the fact that such Creditor Party may hold Secured Obligations of another class.

               D. ACKNOWLEDGMENT OF RELATIVE RIGHTS. Each of the Company, RII, RIH and GGRI acknowledges the relative rights of and relationships among the Secured Facilities and Creditor Parties established in and by this Agreement and agrees that neither it nor any of its Affiliates will take any action in contravention of the provisions of this Agreement, including making any payments inconsistent herewith.

          SECTION 3. SUBROGATION. Each of RIH, RII and GGRI, in its respective capacity as a guarantor of any of its Affiliates' obligations under any Class 1 Facility, Class 2 Facility and/or Class 3 Facility, hereby irrevocably waives and relinquishes any and all rights which it may acquire by way of subrogation, contribution, or reimbursement by reason of any guarantee related to any Class 1 Facility, Class 2 Facility or Class 3 Facility or by any payment made in connection with any such guarantee.

          SECTION 4.  MORTGAGE DEFAULT AND CURE PROVISIONS; NOTICE OF
     EXERCISE OF REMEDIES. The Creditor Parties agree among themselves that each of them shall give each other Creditor Party (or, if there is a trustee or agent acting on behalf of any group of Creditor
     Parties, such trustee or agent) prompt notification of any Default or Event of Default, as defined under its respective indenture, loan agreement or similar document or under its respective Mortgage or other Security Documents securing its Credit Facility, following such party's gaining actual knowledge thereof; and, concurrently with such Creditor Party's sending notice of a default or demand for repayment and all notices relating to cure and/or grace periods under such indenture, loan agreement or similar document or under the Mortgage or other Security Documents securing its facility, such party shall send to each other Creditor Party to this Agreement copies thereof;
     PROVIDED, HOWEVER, that the failure by any Person to send any such notice shall not be deemed to invalidate such notice or otherwise to impair any of the rights of any Creditor Party hereto. Each Creditor
     Party also will notify each other Creditor Party (or, if there is a trustee or agent acting on behalf of any group of Creditor Parties, such trustee or agent) prior to exercising any remedies with respect to any Shared Collateral; PROVIDED, FURTHER, that the failure by any Person to send any such notice shall not be deemed to invalidate such notice or otherwise toimpair any of the rights ofany Creditor Party hereto.

          SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, RII, RIH AND GGRI. Each of the Company, RII, RIH and GGRI hereby represents and warrants as follows:












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               (a)  Its execution, delivery and performance of this
          Agreement are within its corporate powers, have been duly autho-rized by all necessary corporate action, do not contravene, conflict with or result in the breach of any of the terms of its certificate of incorporation or by-laws, any requirement of law (including without limitation the Trust Indenture Act of 1939, as amended) or any order or decree of any court, or any of its material contractual obligations, and do not result in or require the creation of any lien (other than pursuant to the Security Documents) upon or with respect to any of its properties.

               (b) No consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery and performance by it of this Agreement (except that certain filings of this Agreement and/or the Security Documents for recording in the jurisdictions where the Shared Collateral is located shall be required for the perfection of the rights and interests created thereby).

               (c) This Agreement has been duly executed and delivered by it and, assuming due execution and delivery by other parties hereto, is its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

          SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE CREDITOR PARTIES. Each of the Creditor Parties hereby represents and warrants as follows:

               (a) Its execution, delivery and performance of this Agreement are within its powers, have been duly authorized by all necessary action (corporate or otherwise) on the part of such Creditor Party, and do not contravene, conflict with or result in the breach of any of the terms of its certificate of incorporation or by-laws or similar organizational documents, any requirements of law (including without limitation, the Trust Indenture Act of 1939, as amended), or any order or decree of any court, or any of its material contractual obligations.

               (b) No consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery and performance by it of this Agreement.





















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


               (c) This Agreement has been duly executed and delivered by it and, assuming due execution and delivery by other parties hereto, is its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

          SECTION 7. AMENDMENTS. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Creditor Party or the Company or any of its Affiliates herefrom, shall in any event be effective unless the same shall be in writing and signed by the Creditor Parties and the Company, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Amendments for the sole purpose of adding permitted parties shall be executed by the Creditor Parties without the consent of the creditors for whom they serve if all conditions precedent to the incurrence of such Indebtedness have been satisfied. [Amendments to Sections [1, 2, 3, 7 and 8] may be executed by the Creditor Parties only with the approval of 100% of the creditors for whom they serve and amendments to Section [4] and may be executed by the Creditor Parties only with the approval of 66 2/3% of the creditors for whom they serve.]

          SECTION 8. THIRD PARTY BENEFICIARIES; ASSIGNMENTS UNDER THE INDENTURES. This Agreement is a continuing agreement and shall (a) remain in full force and effect as to each class until the payment in full of all Secured Obligations due and owing to such class, and until there remains no commitment to lend by such class, including without limitation the Senior Secured Notes, the Mortgage Notes and the Junior Mortgage Notes (it being understood that the payment in full of all Secured Obligations of any class shall not prevent the subsequent incurrence of new Indebtedness of the same class), (b) be binding upon the parties hereto and their respective successors and permitted assigns, and (c) inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted transferees and assigns. Without limiting the generality of the foregoing clause (c), any Creditor Party may assign or otherwise transfer all or any portion of its rights and obligations under the Indentures to any other person or entity who is chosen as a successor trustee, successor agent or successor lender in accordance with applicable indenture, loan agreement or similar document, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the predecessor trustee, agent or lender herein or otherwise. Neither the Company, RII, RIH nor GGRI shall be permitted to assign any of its rights or obligations under this Agreement, whether by operation of law or otherwise, without the written consent of each of the Creditor Parties hereto (or, if any

















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


     Creditor Parties are represented by a trustee or agent, such trustees or agent), and any purported assignment without such written consent of such Creditor Parties (or such trustees or agents) shall be null and void and of no force or effect. This Agreement is being entered into for the benefit of the lenders under the Credit Facilities, each of whom is a direct, intended third-party beneficiary, and each of whom shall have or be entitled to assert rights or benefits hereunder.

          SECTION 9. RECORDING. A copy of this Agreement shall be recorded in each jurisdiction in which any of the Mortgages or Security Documents are filed. The parties agree to take such additional steps as may be necessary to have original copies of this Agreement recorded in all such jurisdictions.

          SECTION 10. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered as follows:

               If to the Company, RII, RIH or GGRI:

                    c/o Resorts International, Inc.
                    1133 Boardwalk
                    Atlantic City, New Jersey  08401
                    Attn:  Christopher H. Whitney, Esq.

               with a copy to:

                    Gibson, Dunn & Crutcher
                    200 Park Avenue
                    New York, New York  10166
                    Attention:  Steven R. Finley, Esq.

               If to the Senior Secured Note Trustee:

                    _____________________________________
                    _____________________________________
                    _____________________________________
































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


               with a copy to

                    Fidelity Management & Research Company
                    82 Devonshire Street
                    Boston, Massachusetts 02109
                    Attention:  Judy K. Mencher, Esq.

               and

                    Weil, Gotshal & Manges
                    767 Fifth Avenue
                    New York, New York  10153
                    Attention:  Bruce R. Zirinsky, Esq.
                    Telecopy:  (212) 310-8007

               If to the Mortgage Trustee:

                    State Street Bank and Trust Company
                     of Connecticut, National Association
                    750 Main Street
                    Hartford, Connecticut 06103
                    Attention:  Corporate Trust Department

               If to the Junior Mortgage Trustee:

                    U.S. Trust Company of California, N.A.
                    555 South Flower Street - Suite 2700
                    Los Angeles, California   90071
                    Attention: Corporate Trust Department
                    Telecopy:   (213) 488-4029

     and notices to any additional Creditor Parties to the addresses set forth beneath their respective names on the signature page executed by it at the time it became a party hereto, or as to each party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.































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


          SECTION 11. SPECIFIC PERFORMANCE. The parties acknowledge that no adequate remedy at law exists for breach of their respective obligations under this Agreement and therefore that, in the event any party fails to comply with its obligations hereunder, the other parties hereto shall have the right to obtain specific performance of the obligations of such defaulting party or such other equitable relief as may be available. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 12. NO WAIVER. No failure on the part of any Creditor Party to exercise, no course of dealing with respect to and no delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          SECTION 13. COOPERATION AND FURTHER ASSURANCES. Each party hereto covenants to cooperate fully with each other party, to the end that the terms and provisions of this Agreement are promptly and fully carried out and, from time to time, shall execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable to effectuate the terms and intent of this Agreement.

          SECTION 14. EFFECTIVENESS. This Agreement shall become effective when executed and delivered by the Company, RII, RIH, GGRI, the Mortgage Note Trustee and the Junior Mortgage Note Trustee, and it shall become effective as to any Additional Trustees at the time they have executed a counterpart and such counterpart has been acknowledged by all other parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company shall include the Company as debtor and debtor in possession (as the case may be) and any receiver or trustee for the Company (as the case may be) in any Insolvency or Liquidation Proceeding.

          SECTION 15. FRAUDULENT CONVEYANCES. Each Creditor Party, by its execution of this Agreement (whether directly or through its trustee or agent), acknowledges the making of the other Credit Facilities and the intended uses of proceeds thereof and waives any right to object to any contemporaneous or existing Credit Facility as having constituted a fraudulent conveyance.

          SECTION 16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law of the State of New York.


















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


          SECTION 17. INCONSISTENT PROVISIONS. If any provision of this Agreement shall be inconsistent with, or contrary to, any provision in any other Security Document, such provision of this Agreement shall be controlling, and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement. If any provision of this Agreement shall be inconsistent with, or contrary to, any provision of any of the Indentures, such provision of such Indenture shall be controlling, and shall supersede such inconsistent provisions hereof to the extent necessary to give full effect to such provision of such Indenture.

          SECTION 18. SEVERABILITY. In the event that any provision contained in the Agreement shall for any reason be held to be illegal or invalid under the laws of any jurisdiction, such illegality or invalidity shall in no way impair the effectiveness of any other provision hereof or of such provision under the laws of any other jurisdiction; PROVIDED, HOWEVER, that in the construction and enforcement of such provision under the laws of the jurisdiction in which such holding of illegality or invalidity exists, this Agreement shall be deemed to be modified to the extent (and only to the extent) necessary to cure such illegality or invalidity and to cause this Agreement to be enforceable to the maximum extent (if at all) permitted by applicable law.

          SECTION 19. SECTION TITLES. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          SECTION 20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any lenders (or trustees or agents on behalf of any lenders) which provide Additional Facilities must execute signature page(s) to this Agreement, and such signature page(s), in order to be given effect, must evidence the consents referred to in the fourth "Whereas" clause in the introductory section of this Agreement.





























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


          IN WITNESS WHEREOF, (i) each of the Company, RIH, RII, GGRI, the Mortgage Note Trustee and the Junior Mortgage Note Trustee has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written and (ii) each of the Senior Secured Note Trustee and any other lenders (or trustees or agents representing lenders) under any Additional Facilities caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date set forth opposite its signature below.

                              RESORTS INTERNATIONAL HOTEL FINANCING, INC.


                              By:
                                 ---------------------------
                                 Name:
                                 Title:

                              RESORTS INTERNATIONAL HOTEL, INC.


                              By:
                                 ---------------------------
                                 Name:
                                 Title:

                              RESORTS INTERNATIONAL, INC.


                              By:
                                 ---------------------------
                                 Name:
                                 Title:

                              GGRI, INC.


                              By:
                                 ---------------------------
                                 Name:
                                 Title:






























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
                              MORTGAGE NOTE TRUSTEE

                              State Street Bank and Trust
                              Company of Connecticut, National
                              Association, as Trustee


                              By:
                                 ---------------------------
                                 Name:
                                 Title:































































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


                              JUNIOR MORTGAGE NOTE TRUSTEE
                              U.S. Trust Company of California, N.A.,
                              as Trustee


                              By:
                                 ---------------------------
                                 Name:
                                 Title:

                              SENIOR SECURED NOTE TRUSTEE
                              [to be supplied], as Trustee


     Date: _____________________   By:
                                      ---------------------------
                                 Name:
                                 Title:






















































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


                              Additional Class __ Facility
                              Name of Lender/Trustee/Agent:




     Date: ____________________    By:
                                      ---------------------------
                                 Name:
                                 Title:

                         Address:
                                   ------------------------------

                                   ----------------------------------------

                                   ----------------------------------------

     The signature set forth above of ________________, as an additional lender, trustee or agent with respect to an Additional Facility, is hereby acknowledged by:

     Senior Secured Note Trustee:  By:                   Date:
                                      -----------------       -------------
     Mortgage Note Trustee:        By:                   Date:
                                      -----------------       -------------
     Junior Mortgage Note Trustee: By:                   Date:
                                      -----------------       -------------
     Additional Facility Trustees, if any:

                         :    By:                   Date:
     --------------------        -----------------       ------------------
                         :    By:                   Date:
     --------------------        -----------------       ------------------
                         :    By:                   Date:
     --------------------        -----------------       ------------------

     [THIS PAGE MAY BE DUPLICATED AS MANY TIMES AS MAY BE NECESSARY TO ACCOMMODATE THE EXECUTION OF THIS AGREEMENT BY CREDITOR PARTIES WITH RESPECT TO ANY ADDITIONAL FACILITIES.]
































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Seq. 4 of 21 01/29/94 8:05 PM
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